                                                                    EXHIBIT 10.1

                     EIGHTH SUPPLEMENT TO PURCHASE AGREEMENT

         THIS EIGHTH SUPPLEMENT TO PURCHASE AGREEMENT dated as of March 5, 2002 (this "Supplement"), is made by:

         o TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"),

         o Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"),

         o TCW DR VI Investment Partnership, L.P. ("Fund VI"), acting through its agent, TCW Asset Management Company,

         o TCW Global Project Fund Ltd. ("GPF"), acting through its agent, TCW London International, Limited (SPS, Fund VI, and GPF are herein collectively called, "Grantee"), and

         o TCW London International, Limited ("TCW London"), as Agent on behalf of GPF, and TCW Asset Management Company ("Tamco"), as Agent on behalf of Fund VI (TCW London and Tamco are in such capacities herein collectively called "Funds Agent").

                                    RECITALS

         1. Grantor, SPS, TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI and Funds Agent have heretofore entered into that certain Purchase Agreement dated as of March 14, 2000 (herein, as heretofore amended or supplemented, called the "Original Purchase Agreement"), and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance dated as of the same date (herein, as heretofore amended or supplemented, called the "Original Conveyance"), conveyed to SPS, Fund V and Fund VI the "Production Payment" as therein defined, burdening interests of Grantor in certain oil and gas properties.

         2. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment dated as of February 7, 2001.

         3. Effective as of September 10, 2001, SPS assigned to GPF an undivided interest in the Production Payment pursuant to that certain Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001.

         4. As contemplated in the Original Purchase Agreement, Grantor now desires to supplement and amend the Original Conveyance in consideration of the payment by SPS of an additional Purchase Price Payment, as more fully described below.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, SPS, Fund VI, GPF, and Funds Agent hereby agree as follows:

                     ARTICLE I - Definitions and References

         Section 1.1. Defined Terms and References. As used herein, the terms "Original Conveyance", "Original Purchase Agreement", "Grantor", "SPS", "Fund V", "Fund VI", "GPF", "Grantee", "Tamco", "TCW London", and "Funds Agent" have the meanings given them above. Reference is also made to the Original Purchase Agreement and to the Original Conveyance for the meaning of various terms defined therein, all of which shall when used herein (unless otherwise expressly defined herein) have the same meanings. For purposes of this Supplement, unless the context otherwise requires, the following additional terms shall have the following meanings:

         "Current Closing Date" has the meaning given such term in Section 2.4.

         "Current Conveyance Supplement" means the Eighth Supplement to Production Payment Conveyance executed by Grantor and Grantee substantially in the form of Exhibit A hereto.

         "Current Purchase Price Payment" means a Purchase Price Payment in the amount of $14,000,000.

         "Current Supplement Documents" means this Supplement, the Current Conveyance Supplement, and all other Production Payment Documents delivered substantially contemporaneously herewith.

         "Production Payment Conveyance" means the Original Conveyance as amended and supplemented by the Current Conveyance Supplement.

         "Purchase Agreement" means the Original Purchase Agreement as supplemented and amended hereby.

         Section 1.2. Rules of Construction. All references in this Supplement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Supplement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Supplement, "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Supplement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" (and its grammatical variations) means "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended; and references herein to any Person include such Person's successors and assigns. All references in this Supplement to exhibits and schedules refer to the exhibits and schedules to this Supplement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.

                             ARTICLE II - Amendments

         Section 2.1. Agreement to Amend Conveyance. Upon the terms and conditions of this Supplement and the Purchase Agreement, Grantor and Grantee agree to amend and supplement the Original Conveyance by executing and delivering the Current Conveyance Supplement.

         Section 2.2. Amendment to Purchase Agreement. The definition of Program Period in Section 1.1 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

                  " 'Program Period' means the period beginning on the Initial Closing Date through and including March 7, 2002."

         Section 2.3. Closing. On the Current Closing Date, Grantor shall deliver the Current Conveyance Supplement to Grantee, and Grantor shall satisfy all of the conditions set out in Sections 3.4 and 3.5 of the Purchase Agreement (other than the conditions in Section 3.4(e) and (f) of the Purchase Agreement, which are hereby waived without prejudice to the rights of SPS and Fund VI to request and receive the same in connection with any subsequent supplement to the Purchase Agreement). Within one Business Day after the Current Closing Date, SPS shall pay all of the Current Purchase Price Payment to Grantor in accordance with the terms and procedures of the Purchase Agreement.

         Section 2.4. Time and Place of Closing. The closing for the consummation of the transactions contemplated herein shall take place on March 7, 2002 or on such other date as may be agreed to by Grantor and Grantee (herein called the "Current Closing Date").


                   ARTICLE III - Representations and Covenants

         Section 3.1. Representations and Warranties of Grantor. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby represents and warrants and covenants to Grantee that:

         (a) All representations and warranties made by Grantor or any other TransTexas Company in any Production Payment Document now or previously delivered are true and correct as of the Current Closing Date (unless such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), provided that the representations and warranties confirmed in the Omnibus Certificates heretofore delivered are true and correct as such Certificates are amended and updated through the date hereof. Without limitation of the foregoing, no Senior Notes Event of Default exists.

         (b) Each TransTexas Company has performed all agreements, covenants, and conditions which it is required by any Production Payment Document to perform on or prior to the Current Closing Date.

         (c) The consummation on the Current Closing Date of the transactions contemplated in the Current Supplement Documents: (i) is not prohibited by any law or any regulation or order of any court or governmental agency or authority applicable to Grantor or any other TransTexas Company, and (ii) does not subject any of them to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

         Section 3.2. Covenants. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby covenants with Grantee that Grantor will perform all of its covenants and duties under the Production Payment Documents, all as fully as if they were set out in full herein.

         Section 3.3. Representations and Warranties of Grantee. Each Person included within Grantee hereby represents and warrants to Grantor that: (a) such Person has incurred no obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of any of the matters provided for in this Supplement for which fees Grantor might be liable; (b) the Purchase Agreement constitutes the legal, valid and binding act and obligation of such Person, enforceable against such Person in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally or by general principles of equity; (c) no bankruptcy or insolvency proceeding is presently pending (or, to such Person's best knowledge, threatened) by or against such Person under any applicable bankruptcy, insolvency or other similar law of any jurisdiction; (d) such Person has not made a general assignment for the benefit of creditors; and
(e) such Person is acquiring the Production Payment for its own account and not with any intention to transfer all or any part of the Production Payment to others in violation of the Securities Act of 1933, as amended, or any other applicable securities laws. Fund VI further represents and warrants that in connection with the transactions contemplated herein and in the Purchase Agreement (i) it is represented by Tamco, an investment manager that qualifies as a "qualified professional asset manager" as defined in Department of Labor Prohibited Transaction Exemption 84-14 (the "QPAM Exemption") and (ii) each of the conditions of the QPAM Exemption are satisfied and will, throughout the term of the Purchase Agreement (as hereby supplemented and amended), be satisfied.

                           ARTICLE IV - Miscellaneous

         Section 4.1. Ratification of Production Payment Documents. The Original Purchase Agreement as hereby supplemented and amended is hereby ratified and confirmed in all respects. The other Production Payments Documents, as they may be supplemented, amended or affected by the Current Supplement Documents, are hereby ratified and confirmed in all respects. Any reference to the Purchase Agreement in any Production Payment Document shall be deemed to refer to this Supplement also, and any reference in any Production Payment Document to any other document or instrument amended, renewed, extended or otherwise affected by any Current Supplement Document shall also refer to such Current Supplement Document. The execution, delivery and effectiveness of this Supplement and the other Current Supplement Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Grantee or Funds Agent under the Purchase Agreement or any other Production Payment Document nor constitute a waiver of any provision of the Purchase Agreement or any other Production Payment Document.

         Section 4.2. Survival of Agreements. All representations, warranties, covenants and agreements of Grantor herein shall survive the execution and delivery of this Supplement and the other Current Supplement Documents and shall further survive until terminated in accordance with the Purchase Agreement.

         Section 4.3. Production Payment Documents. This Supplement and the other Current Supplement Documents are Production Payment Documents, and all provisions in the Purchase Agreement pertaining to Production Payment Documents (including the arbitration provisions of Section 6.9 of the Purchase Agreement) apply hereto and thereto.

         THIS WRITTEN AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 4.4. Governing Law. This Supplement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 4.5. Counterparts. This Supplement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Supplement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Supplement is executed as of the date first written above.


                                       TRANSTEXAS GAS CORPORATION


                                       By:
                                            ------------------------------------
                                            Ed Donahue
                                            Vice President


                                       MIRANT AMERICAS ENERGY CAPITAL, LP

                                       BY:  Mirant Americas Development, Inc.,
                                            its general partner

                                            By:
                                               ---------------------------------
                                               John A. Rigas
                                               Attorney-in-Fact


                                       TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                       By:  TCW ASSET MANAGEMENT COMPANY, as its
                                            Agent

                                            By:
                                               ---------------------------------
                                               Kurt A. Talbot
                                               Senior Vice President


                                       TCW GLOBAL PROJECT FUND LTD.


                                       By:
                                            ------------------------------------
                                            David J. Doyle
                                            Director


                                       TCW ASSET MANAGEMENT COMPANY, as Agent


                                       By:
                                            ------------------------------------
                                            Kurt A. Talbot
                                            Senior Vice President

                                 ACKNOWLEDGMENT

         To induce Grantee to enter into the above Supplement, the undersigned Galveston Bay Pipeline Company and Galveston Bay Processing Company each hereby ratify and confirm their various agreements made in connection with the Production Payment Documents referred to above and acknowledge and agree that such agreements remain in full force and effect after taking into account the Current Supplement Documents referred to above.

EXECUTED as of the date of the above supplement.


GALVESTON BAY PIPELINE COMPANY



By:
    ------------------------------
    Ed Donahue
    Vice President


GALVESTON BAY PROCESSING COMPANY



By:
    -----------------------------
    Ed Donahue
    Vice President

                                                                       EXHIBIT A

                         EIGHTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE